UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported) October 7, 1996

                              CUC International Inc.
           (Exact name of Registrant as specified in charter)


             Delaware                 1-10308            06-0918165
(State or other jurisdiction        (Commission       (I.R.S. Employer
  of  incorporation)                File Number)     Identification No.)


       707 Summer Street
     Stamford, Connecticut                                06901
(Address of principal executive offices)                (Zip Code)


                             (203)324-9261
            (Registrant's telephone number, including area code)


                            Not applicable
(Former name or former address, if changed since last report.)



ITEM 5.   OTHER EVENTS


CUC International Inc. (the "Company") today announced that it has filed a Registration Statement on Form S-3 (Registration Number 333-13537) in connection with a proposed secondary offering by certain stockholders of approximately 11 million shares of the Company's common stock, par value $.01 per share ("Common Stock"). The selling stockholders are Robert Davidson, Janice Davidson, and certain charitable and family trusts established by them. Robert and Janice Davidson are the founders of Davidson & Associates, Inc. which the Company acquired by merger in July, 1996.

The information set forth in the press release attached hereto as
Exhibit 99.1 is incorporated herein by reference.

ITEM 7.    EXHIBITS

Exhibit No.    Description

99.1           Press  Release  of CUC International  Inc.,  dated
               October 7, 1996, announcing the filing of the Registration Statement.



                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                           CUC International Inc.
                          (Registrant)





Date: October 7, 1996     By: COSMO CORIGLIANO
                              Cosmo Corigliano - Senior Vice President
                              and Chief Financial Officer
                              (Principal Financial and Accounting Officer)



                          EXHIBIT INDEX


Exhibit No.    Description                             Page No.

99.1           Press Release of CUC International           5
               Inc.,   dated  October   7,   1996,
               announcing   the  filing   of   the
               Registration Statement.